UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2017

Annual Report
to Shareholders

Deutsche Enhanced Commodity Strategy Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

14 Consolidated Portfolio Summary

16 Consolidated Investment Portfolio

39 Consolidated Statement of Assets and Liabilities

41 Consolidated Statement of Operations

43 Consolidated Statements of Changes in Net Assets

44 Consolidated Financial Highlights

50 Notes to Consolidated Financial Statements

71 Report of Independent Registered Public Accounting Firm

72 Information About Your Fund's Expenses

73 Tax Information

74 Advisory Agreement Board Considerations and Fee Evaluation

79 Board Members and Officers

84 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund’s performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated and unlikely to impact growth before 2018.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Investment Strategy

Under normal circumstances, the fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income investments. The fund invests in commodity-linked derivative instruments (a contract whose value is based on a particular commodity), such as commodity-linked swap contracts, commodity-linked structured notes, options and futures contracts, to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties, such as gas, heating oil, industrial and other precious metals, livestock or agricultural products.

With respect to the fund’s fixed-income investments, portfolio management uses a relative value style to seek to construct a diversified portfolio of fixed-income securities. Management normally targets a dollar-weighted average portfolio duration of three years or less. Please see the fund’s prospectus for a complete description of the commodity-linked derivative and other securities in which the fund invests, including a variety of fixed-income securities.

The fund returned –7.70% during the 12 month-period ended June 30, 2017, lagging both the –6.50% return of the benchmark — the Bloomberg Commodity Index — and the –6.71% average return of the funds in its Morningstar peer group, Commodities Broad Basket Funds. The fund remains well ahead of its benchmark and peers in the three-, five- and 10-year periods ended June 30, 2017.

Broad-based commodity indices moved lower in the past 12 months, with the downturn driven primarily by weakness in the price of oil from early March onward. Investors held a fairly optimistic view on oil coming into 2017, as rising demand was expected to be accompanied by tighter supplies. Although demand was indeed supported by the continued acceleration in global growth, trends on the supply front proved less favorable. The Organization of Petroleum Exporting Countries (OPEC) showed a low degree of discipline in reining in production to the extent its members agreed upon in late 2016, and supply in the United States rose more quickly than expected. Oil prices fell sharply as a result of these developments, leading to negative return across the energy complex.

"In managing the fund, we strive to generate long-term outperformance using an active, diversified and risk-managed strategy designed to cushion the impact of large market downturns."

Performance in the rest of the commodity market was mixed. Agricultural commodities moved lower, but base metals gained ground behind a favorable supply-and-demand dynamic and the strengthening outlook for industrial production. Gold prices fell on the year, reflecting the gradual shift of the world’s central banks toward tighter monetary policy.

Fund Performance

In managing the fund, we strive to generate long-term outperformance using an active, risk-managed strategy designed to cushion the impact of large market sell-offs. This methodology worked well through the majority of the downturn that has occurred in the past five years, as it helped mitigate a substantial portion of the price decline in that interval. However, certain aspects of the fund’s positioning caused it to fall short of its benchmark in the most recent 12-month period.

The fund’s methodology consists of tactical, "roll enhancement" and relative value strategies.

Tactical Strategy: This strategy allows us to shift the fund’s effective exposure to the broader commodity market from a low of 50% to a high of 100%. When the momentum trend in the market is stable or rising, we may maintain or increase the fund’s overall exposure to commodities. When the momentum trend is negative and falling, we may reduce exposure.

This aspect of our approach has dampened the full impact of the many extended periods of price weakness that have occurred since the start of 2013, helping the fund outpace its benchmark and peers in that time. However, since the strategy is based on price momentum, it is less responsive to the type of sudden, short-term shifts that were so prevalent in the most recent 12-month period.

We entered the annual period with market exposure of about 90% and moved to 75% by the end of September, which initially aided performance due to the poor returns of commodities in the third calendar quarter of 2016. Conversely, this below-average market exposure detracted from returns once the market recovered in the final three months of the year. We increased the weighting to approximately 95% by December 31, 2016, which hurt performance in the first calendar quarter of 2017, but our subsequent reduction in risk — to about 70% at the end of March and near 50% by June 30, 2017 — helped cushion the downturn that occurred in the spring. Still, the positive contribution from this shift was not enough to offset the earlier shortfall.

Roll Enhancement Strategy: This strategy seeks to invest in futures contracts that we believe maximize return potential. Commodity investing entails purchasing a contract to buy or sell a specific commodity on a specific date. Since the fund does not want to take physical delivery of the underlying contracts, we "roll" the contracts (i.e., sell one contract and purchase another) on a regular basis.

We were active in this portion of our strategy, emphasizing different areas of the commodity price curve at various points throughout the year. The roll enhancement strategy detracted from results, with the largest impact coming from our longer-dated positions during the period of commodity-market strength in the second half of 2016.

Relative Value Strategy: Our relative value strategy actively overweights or underweights the most liquid commodities depending on how "cheap" or "expensive" each appears from a quantitative perspective. This portion of our strategy is based on the principle that commodity prices tend to "mean revert" over time. If the short-term, one-year moving average price of a commodity is above its long-term, five-year moving average price, we may underweight the commodity; if the short-term moving average price is below the long-term moving average price, we may overweight the commodity.

This strategy detracted from the fund’s 12-month return. The fund was overweight in oil throughout the period, which hurt results given the extent of the commodity’s underperformance vs. the overall market from March onward. However, one reason for elevated oil supplies is that many energy companies have hedged their production at prices well above the current market. As a result, they can stay reasonably profitable even with oil prices at depressed levels. Once these hedges begin to roll off later in 2017, drillers become less profitable with prices below $50 a barrel — meaning that they will likely have a greater motivation to reduce production. Believing this important shift may provide longer-term support to oil, we maintained an overweight position at the end of June.

On the positive side, underweights in gold and aluminum were notable contributors within the relative value strategy.

The fund gains exposure to commodities using commodity-linked swaps, options and futures, and the remaining portion of the portfolio is invested in a fixed-income strategy. In the fixed-income portfolio, we emphasize short-dated, higher-quality bonds to manage volatility and interest-rate risk, but we also take on a modest degree of credit risk to capture excess yield. We periodically used interest-rate swaps to manage interest-rate risk in the bond portfolio, an aspect of our approach that contributed to performance. As designed, the fixed-income strategy did not add significantly to returns, but it generated enough income to offset the costs of trading in the commodity portion of the fund.

Outlook and Fund Positioning

Commodities remain in the midst of a broad, multiyear correction from the great China expansion that drove prices higher earlier in the decade. The excess production capacity from this era continues to weigh on the market to this day, but we are seeing a gradual rationalization across the commodity complex. We expect that this trend, in conjunction with the slowly increasing demand stemming from the expanding world economy, may provide stronger support for commodities in the coming year. We believe our active, multifaceted strategy is well suited to manage both short-term volatility and the potential for a longer-term recovery in commodity prices.

Portfolio Management Team

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Sonali Kapoor, Vice President

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2013 with three years of industry experience. Prior to joining, served in Foreign Exchange Sales covering Institutional Clients at BNP Paribas. Prior to that, provided Fixed Income Coverage and Execution to Energy, Utility and Real Estate Companies in the Debt Capital Markets Group at UBS Securities. Started her career in Mathematical Modeling and Quantitative Analysis of Cash CLOs in the Credit Structuring Group at UBS Securities.

— Portfolio Analyst for Fixed Income, Multi-Asset and Commodities: New York.

— BS in Electrical and Computer Engineering, Carnegie Mellon University; MS in Computational Finance, Carnegie Mellon University.

Rick Smith, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

— Senior Portfolio Manager: New York.

— BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management; for non-hedging purposes to seek to enhance potential gains, or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A swap is an exchange of cash flows that are dependent on the price of an underlying commodity.

A structured note is a hybrid security whose return typically tracks the performance of an underlying debt obligation and a derivative that is embedded within it. The characteristics of the underlying debt obligation and derivative embedded within it adjust the securities risk/return profile. sell a security or financial asset at an agreed-upon price and during a certain period of time or on a specific date.

The unmanaged Bloomberg Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index. The average annual returns for the index in the one-, three-, five- and 10-year periods ended 6/30/17 were –6.50%, –14.81%, –9.25% and –6.49%, respectively.

The Morningstar Commodities Broad Basket Funds category consists of funds that invest in a diversified basket of commodity goods, including but not limited to, grains, minerals, metals, livestock, cotton, oils, sugar, coffee and cocoa. These funds may invest directly in physical assets or commodity-linked derivative instruments, such as commodity swap agreements. The average category returns for the one-, three-, five- and 10-year periods ended 6/30/17 were -6.71%, -15.11%, -9.33% and -7.09%, respectively.

The Organization of Petroleum Exporting Countries (OPEC) is a group consisting of 12 of the world's major oil-exporting nations.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.

Momentum is the rate of acceleration of a security's price or volume.

Overweight means the fund holds a higher weighting in a given sector, security, or commodity than the benchmark. Underweight means the fund holds a lower weighting.

Mean reversion is a theory that prices and returns eventually move back toward the mean, or average.

Interest rate risk is the risk that changes in interest rates (in the U.S. or other world markets) may reduce (or increase) the market value of a bond

Credit quality is a measure of a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Yield (or current yield) is the income generated by an investment divided by its current price.

Performance Summary June 30, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/17
Unadjusted for Sales Charge	–7.70%	–5.46%	–4.40%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–13.01%	–6.57%	–4.96%
Bloomberg Commodity Index†	–6.50%	–9.25%	–6.49%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/17
Unadjusted for Sales Charge	–7.73%	–5.49%	–4.44%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–10.04%	–5.97%	–4.68%
Bloomberg Commodity Index†	–6.50%	–9.25%	–6.49%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/17
Unadjusted for Sales Charge	–8.42%	–6.15%	–5.12%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–8.42%	–6.15%	–5.12%
Bloomberg Commodity Index†	–6.50%	–9.25%	–6.49%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 6/30/17
No Sales Charges		–7.37%	–4.72%
Bloomberg Commodity Index†		–6.50%	–2.44%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/17
No Sales Charges	–7.50%	–5.25%	–4.21%
Bloomberg Commodity Index†	–6.50%	–9.25%	–6.49%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 6/30/17
No Sales Charges	–7.40%	–5.15%	–4.09%
Bloomberg Commodity Index†	–6.50%	–9.25%	–6.49%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2016 (March 31, 2017 for Class T shares) are 1.44%, 1.47%, 2.22%, 1.27%, 1.25% and 1.16% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of Deutsche Enhanced Commodity Strategy Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Enhanced Commodity Strategy Fund — Class A ■ Bloomberg Commodity Index†

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on June 1, 2016.

† The Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
6/30/17	$ 10.88	$ 10.88	$ 9.80	$ 11.04	$ 11.02	$ 11.05
6/5/17 (commencement of operations of Class T)	$ —	$ 10.88	$ —	$ —	$ —	$ —
6/30/16	$ 12.60	$ —	$ 11.39	$ 12.79	$ 12.76	$ 12.80
Distribution Information as of 6/30/17
Twelve Months: Income Dividends	$ .7809	$ .0011**	$ .6610	$ .8389	$ .8137	$ .8337

** For the period from June 5, 2017 (commencement of operations) to June 30, 2017.

Consolidated Portfolio Summary (Unaudited)

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.

Commodity-Linked Investments

Commodity Sector Allocation (Commodity Exposure from Commodity-Linked Derivative Instruments as a % of Net Assets)	6/30/17	6/30/16

Energy	20%	39%
Agriculture	14%	25%
Precious Metals	8%	14%
Industrial	6%	11%
Livestock	3%	4%
	51%	93%

Fixed-Income Investments

Asset Allocation (As a % of Investment Portfolio excluding Options Purchased)	6/30/17	6/30/16

Government & Agency Obligations	53%	51%
Corporate Bonds	25%	21%
Asset-Backed	9%	9%
Cash Equivalents	4%	7%
Mortgage-Backed Securities Pass-Throughs	4%	5%
Commercial Mortgage-Backed Securities	2%	5%
Collateralized Mortgage Obligations	2%	1%
Loan Participations and Assignments	1%	1%
	100%	100%

Fixed-Income Investments

Quality (Excludes Cash Equivalents)	6/30/17	6/30/16

AAA	67%	69%
AA	5%	6%
A	11%	11%
BBB	12%	10%
Below BBB	5%	4%
Not Rated	0%	0%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	6/30/17	6/30/16

Effective Maturity	1.9 years	2.0 years
Effective Duration	0.9 years	1.0 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's consolidated investment portfolio, see page 16. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 84 for contact information.

Consolidated Investment Portfolio
as of June 30, 2017

	Principal Amount ($)	Value ($)

Corporate Bonds 24.4%
Consumer Discretionary 3.2%
Ally Financial, Inc., 4.25%, 4/15/2021	1,100,000	1,138,500
BMW U.S. Capital LLC, 144A, 1.5%, 4/11/2019	2,440,000	2,430,372
BMW US Capital LLC, 144A, 2.7%, 4/6/2022	8,400,000	8,481,220
Carnival Corp., 1.875%, 12/15/2017	1,690,000	1,692,929
Charter Communications Operating LLC, 3.579%, 7/23/2020	1,240,000	1,281,385
CSC Holdings LLC, 8.625%, 2/15/2019	2,500,000	2,739,825
CVS Health Corp., 1.9%, 7/20/2018	4,000,000	4,010,392
Daimler Finance North America LLC:
144A, 1.5%, 7/5/2019	5,770,000	5,715,058
144A, 2.0%, 8/3/2018	550,000	551,402
144A, 2.2%, 5/5/2020	2,110,000	2,109,985
DISH DBS Corp., 7.875%, 9/1/2019	2,700,000	2,976,750
Ford Motor Credit Co., LLC:
2.021%, 5/3/2019	3,430,000	3,424,683
2.262%, 3/28/2019	4,000,000	4,010,904
2.375%, 3/12/2019	4,000,000	4,018,120
2.425%, 6/12/2020	3,750,000	3,748,796
General Motors Financial Co., Inc.:
3.2%, 7/13/2020	4,000,000	4,075,660
3.7%, 11/24/2020	4,000,000	4,138,680
Harley-Davidson Financial Services, Inc., 144A, 2.25%, 1/15/2019	3,615,000	3,627,132
Hyundai Capital America:
144A, 1.75%, 9/27/2019	3,500,000	3,446,842
144A, 2.0%, 7/1/2019	3,360,000	3,333,291
Hyundai Capital Services, Inc., 144A, 2.625%, 9/29/2020	4,000,000	3,981,000
Lennar Corp., 4.125%, 1/15/2022	1,145,000	1,183,644
Newell Brands, Inc., 2.6%, 3/29/2019	939,000	948,155
Nissan Motor Acceptance Corp., 144A, 2.0%, 3/8/2019	4,840,000	4,843,703
RCI Banque SA, 144A, 3.5%, 4/3/2018	5,950,000	6,019,133
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	90,000	91,350
Scientific Games International, Inc., 144A, 7.0%, 1/1/2022	1,660,000	1,767,900
TRI Pointe Group, Inc., 4.875%, 7/1/2021	1,695,000	1,783,988
		87,570,799
Consumer Staples 1.1%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/1/2021	7,725,000	7,828,577
Kraft Heinz Foods Co.:
2.8%, 7/2/2020	3,945,000	4,004,009
3.5%, 7/15/2022	4,000,000	4,123,952
Reynolds American, Inc., 2.3%, 6/12/2018	6,920,000	6,950,137
Tyson Foods, Inc., 2.65%, 8/15/2019	5,380,000	5,447,836
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018	1,500,000	1,502,223
		29,856,734
Energy 2.0%
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (a)	3,500,000	3,368,750
Columbia Pipeline Group, Inc., 2.45%, 6/1/2018	2,390,000	2,400,965
ConocoPhillips Co., 4.2%, 3/15/2021	3,630,000	3,848,689
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018	3,000,000	3,045,000
Enbridge, Inc., 2.9%, 7/15/2022 (b)	2,395,000	2,390,210
Energy Transfer LP, 4.15%, 10/1/2020	3,920,000	4,071,336
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018	6,350,000	6,717,538
Noble Holding International Ltd., 7.75%, 1/15/2024 (a)	1,695,000	1,341,169
Pertamina Persero PT, 144A, 5.25%, 5/23/2021	5,000,000	5,413,540
Petrobras Global Finance BV:
6.125%, 1/17/2022	1,095,000	1,129,493
8.375%, 5/23/2021	6,430,000	7,197,613
Petroleos Mexicanos:
144A, 5.375%, 3/13/2022	857,000	902,207
5.5%, 2/4/2019	4,400,000	4,593,600
Precision Drilling Corp., 6.5%, 12/15/2021	3,000,000	2,936,250
Sunoco LP, 6.25%, 4/15/2021	2,800,000	2,926,000
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022	2,000,000	2,056,000
		54,338,360
Financials 11.9%
ABN AMRO Bank NV, 144A, 2.1%, 1/18/2019	13,000,000	13,020,319
AerCap Ireland Capital DAC, 3.95%, 2/1/2022	3,485,000	3,628,509
Air Lease Corp., 2.125%, 1/15/2020	4,070,000	4,050,537
Ares Capital Corp., 4.875%, 11/30/2018	7,500,000	7,762,312
Australia & New Zealand Banking Group Ltd., 2.7%, 11/16/2020	6,000,000	6,077,220
Bank of America Corp., Series L, 2.6%, 1/15/2019	7,115,000	7,182,002
Bank of New York Mellon Corp., 5.5%, 12/1/2017	4,465,000	4,535,904
Banque Federative du Credit Mutuel SA:
144A, 2.5%, 10/29/2018	10,000,000	10,079,150
144A, 2.75%, 1/22/2019	7,500,000	7,584,277
Berkshire Hathaway Finance Corp., 1.7%, 3/15/2019	6,000,000	6,014,262
BPCE SA:
2.75%, 12/2/2021	6,000,000	6,048,012
144A, 3.0%, 5/22/2022	1,500,000	1,513,046
Capital One Bank U.S.A. NA, 2.25%, 2/13/2019	590,000	591,582
Capital One Financial Corp., 2.5%, 5/12/2020	4,445,000	4,464,256
Citigroup, Inc.:
2.05%, 12/7/2018	3,714,000	3,719,523
2.05%, 6/7/2019	10,000,000	10,006,460
Citizens Bank NA:
2.2%, 5/26/2020	3,045,000	3,039,775
2.5%, 3/14/2019	4,000,000	4,029,316
Credit Agricole SA:
144A, 2.125%, 4/17/2018	3,000,000	3,008,487
144A, 3.375%, 1/10/2022	10,000,000	10,267,440
Credit Suisse Group AG, 144A, 3.574%, 1/9/2023	5,000,000	5,123,680
Global Bank Corp., 144A, 4.5%, 10/20/2021	3,625,000	3,710,188
HSBC Holdings PLC, 2.95%, 5/25/2021	10,000,000	10,127,170
HSBC U.S.A., Inc., 2.75%, 8/7/2020	2,000,000	2,032,696
ING Bank NV, 144A, 2.3%, 3/22/2019	6,120,000	6,148,997
ING Groep NV, 3.15%, 3/29/2022	1,580,000	1,610,094
Intercontinental Exchange, Inc., 2.5%, 10/15/2018	790,000	797,382
Jefferies Group LLC, 5.125%, 4/13/2018	2,500,000	2,564,288
JPMorgan Chase & Co., 2.35%, 1/28/2019	7,000,000	7,053,305
Lloyds Bank PLC:
2.05%, 1/22/2019	12,000,000	12,025,140
2.3%, 11/27/2018	750,000	754,461
Macquarie Bank Ltd.:
144A, 2.35%, 1/15/2019	8,000,000	8,029,568
144A, 2.85%, 1/15/2021	6,000,000	6,059,208
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018	8,000,000	8,099,480
Metropolitan Life Global Funding I, 144A, 1.642%*, 6/12/2020	3,820,000	3,821,570
Morgan Stanley:
2.45%, 2/1/2019	4,285,000	4,313,620
Series F, 5.625%, 9/23/2019	6,000,000	6,445,896
National Australia Bank Ltd., 2.0%, 1/14/2019	12,000,000	12,024,048
National Savings Bank, 144A, 8.875%, 9/18/2018	2,500,000	2,636,750
Nordea Bank AB, 144A, 1.625%, 9/30/2019	3,030,000	3,005,354
Principal Life Global Funding II, 144A, 1.5%, 4/18/2019	2,415,000	2,392,724
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	10,300,000	10,306,015
Santander Holdings U.S.A., Inc., 2.7%, 5/24/2019	8,160,000	8,220,245
Santander UK PLC, 2.5%, 3/14/2019	11,885,000	11,981,209
Skandinaviska Enskilda Banken AB, 144A, 1.375%, 5/29/2018	5,000,000	4,988,605
Standard Chartered PLC, 144A, 2.25%, 4/17/2020	6,000,000	5,961,414
Sumitomo Mitsui Banking Corp.:
2.05%, 1/18/2019	7,750,000	7,764,585
2.5%, 7/19/2018	2,470,000	2,488,295
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019	2,615,000	2,608,358
Synchrony Bank, 3.0%, 6/15/2022	2,310,000	2,299,577
Synchrony Financial:
2.6%, 1/15/2019	6,200,000	6,233,108
3.0%, 8/15/2019	4,000,000	4,056,392
TC Ziraat Bankasi AS, 144A, 5.125%, 5/3/2022	5,000,000	5,016,360
The Goldman Sachs Group, Inc., 2.0%, 4/25/2019	5,450,000	5,447,635
The Huntington National Bank, 2.2%, 11/6/2018	5,570,000	5,585,401
Turkiye Halk Bankasi AS, 144A, 4.75%, 6/4/2019	2,000,000	2,005,720
Turkiye Is Bankasi, 144A, 5.5%, 4/21/2022	2,500,000	2,506,650
Turkiye Vakiflar Bankasi Tao, 144A, 5.0%, 10/31/2018	1,000,000	1,012,116
Westpac Banking Corp., 1.6%, 8/19/2019	9,525,000	9,451,019
Woori Bank Co., Ltd., 144A, 2.875%, 10/2/2018	3,000,000	3,022,686
		326,353,398
Health Care 0.8%
Aetna, Inc., 1.7%, 6/7/2018	4,225,000	4,226,635
Allergan Funding SCS, 2.35%, 3/12/2018	5,245,000	5,266,898
Becton, Dickinson & Co., 2.133%, 6/6/2019	4,000,000	4,006,076
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017	1,885,000	1,886,293
Mallinckrodt International Finance SA, 3.5%, 4/15/2018 (a)	430,000	430,000
Mylan NV, 3.15%, 6/15/2021	2,500,000	2,543,357
Teva Pharmaceutical Finance Netherlands III BV, 1.7%, 7/19/2019	3,670,000	3,637,165
		21,996,424
Industrials 0.4%
CNH Industrial Capital LLC, 3.875%, 10/15/2021	2,510,000	2,575,888
Fortive Corp., 1.8%, 6/15/2019	970,000	963,047
Harris Corp., 2.7%, 4/27/2020	570,000	575,902
John Deere Capital Corp., 1.95%, 1/8/2019	5,455,000	5,476,520
		9,591,357
Information Technology 1.2%
Arrow Electronics, Inc., 3.0%, 3/1/2018	3,000,000	3,021,426
Broadcom Corp., 144A, 2.375%, 1/15/2020	5,000,000	5,007,265
Dell International LLC:
144A, 3.48%, 6/1/2019	6,620,000	6,774,749
144A, 5.875%, 6/15/2021	685,000	717,538
eBay, Inc., 2.5%, 3/9/2018	2,150,000	2,162,418
Fidelity National Information Services, Inc., 2.25%, 8/15/2021	4,545,000	4,496,087
Hewlett Packard Enterprise Co., 2.85%, 10/5/2018	10,000,000	10,085,560
Seagate HDD Cayman:
3.75%, 11/15/2018	500,000	512,000
144A, 4.25%, 3/1/2022	1,250,000	1,270,596
		34,047,639
Materials 1.5%
Ak Steel Corp., 7.625%, 10/1/2021 (a)	3,000,000	3,120,960
Anglo American Capital PLC, 144A, 2.625%, 9/27/2017	2,180,000	2,182,180
AngloGold Ashanti Holdings PLC, 5.375%, 4/15/2020	5,000,000	5,277,500
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/2019	2,500,000	2,736,614
Cemex SAB de CV, 144A, 6.5%, 12/10/2019	3,460,000	3,641,650
CF Industries, Inc., 144A, 3.4%, 12/1/2021	680,000	687,506
Equate Petrochemical BV, 144A, 3.0%, 3/3/2022	1,820,000	1,792,700
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	1,455,000	1,447,725
Glencore Finance Canada Ltd., 144A, 2.7%, 10/25/2017	2,400,000	2,403,598
Goldcorp, Inc., 2.125%, 3/15/2018	1,490,000	1,491,582
Hudbay Minerals, Inc., 144A, 7.25%, 1/15/2023	300,000	309,375
Huntsman International LLC, 4.875%, 11/15/2020	2,800,000	2,947,000
Inversiones CMPC SA, 144A, 6.125%, 11/5/2019	2,000,000	2,154,307
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,510,000	1,504,337
Teck Resources Ltd., 4.75%, 1/15/2022	3,000,000	3,105,000
The Sherwin-Williams Co., 2.25%, 5/15/2020	3,155,000	3,162,058
United States Steel Corp., 144A, 8.375%, 7/1/2021	2,800,000	3,080,000
		41,044,092
Real Estate 0.8%
Equinix, Inc., (REIT), 5.375%, 1/1/2022	2,700,000	2,848,500
Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021	455,000	472,062
Simon Property Group LP, (REIT), 4.375%, 3/1/2021	12,735,000	13,562,317
Starwood Property Trust, Inc., 144A, (REIT), 5.0%, 12/15/2021	1,540,000	1,601,600
VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021	565,000	589,329
WEA Finance LLC, 144A, (REIT), 1.75%, 9/15/2017	3,500,000	3,499,982
		22,573,790
Telecommunication Services 0.7%
AT&T, Inc.:
1.75%, 1/15/2018	7,000,000	7,005,068
2.45%, 6/30/2020	8,310,000	8,352,672
CenturyLink, Inc., Series V, 5.625%, 4/1/2020	850,000	899,138
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	620,000	625,425
VimpelCom Holdings BV, 144A, 3.95%, 6/16/2021	1,910,000	1,909,045
		18,791,348
Utilities 0.8%
AES Argentina Generacion SA, 144A, 7.75%, 2/2/2024	1,091,000	1,142,048
Dominion Energy, Inc., Series B, 1.6%, 8/15/2019	1,730,000	1,715,347
FirstEnergy Corp., Series A, 2.75%, 3/15/2018	2,025,000	2,037,909
Great Plains Energy, Inc., 2.5%, 3/9/2020	4,165,000	4,203,868
Israel Electric Corp., Ltd., 144A, 5.625%, 6/21/2018	3,000,000	3,093,000
Korea East-West Power Co., Ltd., 144A, 2.625%, 6/19/2022	4,740,000	4,693,903
Majapahit Holding BV, 144A, 7.75%, 1/20/2020	4,500,000	5,028,750
NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/2019	885,000	889,062
NRG Energy, Inc., 7.875%, 5/15/2021	399,000	411,968
		23,215,855
Total Corporate Bonds (Cost $664,397,039)		669,379,796

Mortgage-Backed Securities Pass-Throughs 3.5%
Federal Home Loan Mortgage Corp.:
2.534%*, 6/1/2042	16,922,000	17,390,546
2.651%*, 5/1/2042	14,536,554	14,939,918
2.49%*, 5/1/2042	11,401,938	11,694,541
Federal National Mortgage Association:
2.515%*, 9/1/2042	10,995,729	11,248,406
2.597%*, 5/1/2045	5,876,421	5,999,813
2.972%*, 9/1/2039	7,308,931	7,679,803
2.528%*, 7/1/2042	10,466,738	10,837,902
3.0%,with various maturities from 5/1/2027 until 6/1/2027	17,145,719	17,657,958
Total Mortgage-Backed Securities Pass-Throughs (Cost $98,038,769)		97,448,887

Asset-Backed 8.8%
Automobile Receivables 3.2%
Ally Auto Receivables Trust, "A3", Series 2016-1, 1.47%, 4/15/2020	9,370,000	9,366,864
AmeriCredit Automobile Receivables Trust:
"A3", Series 2014-3, 1.15%, 6/10/2019	507,888	507,792
"B", Series 2016-3, 1.8%, 10/8/2021	6,610,000	6,566,316
"A3", Series 2016-1, 1.81%, 10/8/2020	4,020,000	4,025,387
"A3", Series 2017-2, 1.98%, 12/20/2021	4,880,000	4,884,807
"C", Series 2014-2, 2.18%, 6/8/2020	4,000,000	4,014,494
"C", Series 2016-2, 2.87%, 11/8/2021	1,500,000	1,515,125
"C", Series 2016-1, 2.89%, 1/10/2022	4,000,000	4,049,996
"D", Series 2017-1, 3.13%, 1/18/2023	6,830,000	6,856,935
Avis Budget Rental Car Funding AESOP LLC, "B", Series 2014-2A, 144A, 3.29%, 2/20/2021	1,500,000	1,497,543
CarMax Auto Owner Trust, "A3", Series 2016-1, 1.61%, 11/16/2020	4,170,000	4,168,472
CPS Auto Receivables Trust:
"D", Series 2016-A, 144A, 5.0%, 12/15/2021	6,000,000	6,174,644
"D", Series 2014-D, 144A, 5.33%, 11/16/2020	1,300,000	1,326,595
Ford Credit Auto Owner Trust:
"A3", Series 2016-A, 1.39%, 7/15/2020	5,700,000	5,691,622
"A", Series 2014-1, 144A, 2.26%, 11/15/2025	4,000,000	4,036,705
Hyundai Auto Lease Securitization Trust, "A3", Series 2016-A, 144A, 1.6%, 7/15/2019	3,260,000	3,260,762
Santander Drive Auto Receivables Trust:
"A3", Series 2017-2, 1.87%, 12/15/2020	10,000,000	9,990,603
"B", Series 2016-2, 2.08%, 2/16/2021	1,500,000	1,502,981
Skopos Auto Receivables Trust:
"A", Series 2015-1A, 144A, 3.1%, 12/15/2023	810,123	810,712
"A", Series 2015-2A, 144A, 3.55%, 2/15/2020	382,002	382,214
Toyota Auto Receivables Owner Trust, "A3", Series 2016-A, 1.25%, 3/16/2020	7,290,000	7,271,329
		87,901,898
Credit Card Receivables 0.6%
Chase Issuance Trust, "A", Series 2016-A2, 1.37%, 6/15/2021	6,360,000	6,319,005
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020	67,922	67,922
Master Credit Card Trust II, "C", Series 2017-1A, 144A, 3.06%, 7/21/2021	4,370,000	4,369,697
World Financial Network Credit Card Master Trust, "M", Series 2016-A, 2.33%, 4/15/2025	6,000,000	5,946,424
		16,703,048
Miscellaneous 4.9%
A Voce CLO Ltd., "A1R", Series 2014-1A, 144A, 2.318%*, 7/15/2026	3,040,000	3,044,891
ALM VIII Ltd., "A1R", Series 2013-8A, 144A, 2.513%*, 10/15/2028	3,750,000	3,786,975
ALM XIX Ltd., "A1", Series 2016-19A, 144A, 2.573%*, 7/15/2028	5,000,000	5,041,685
Ares XXXIII CLO Ltd., "A1R", Series 2015-1A, 144A, 2.45%*, 12/5/2025	5,630,000	5,631,790
Atrium X, "B1R", Series 10A, 144A, 2.536%*, 7/16/2025	5,000,000	5,008,075
BlueMountain CLO Ltd., "A1R", Series 2013-1A, 144A, 2.43%*, 1/20/2029	7,000,000	7,070,077
Bristol Park CLO Ltd., "A", Series 2016-1A, 144A, 2.337%*, 4/15/2029	6,250,000	6,264,881
Dell Equipment Finance Trust:
"A2", Series 2016-1, 144A, 1.43%, 9/24/2018	2,238,981	2,238,764
"A3", Series 2016-1, 144A, 1.65%, 7/22/2021	3,970,000	3,969,604
Domino's Pizza Master Issuer LLC:
"A2II", Series 2017-1A, 144A, 3.082%, 7/25/2047 (b)	12,000,000	11,941,872
"A2I", Series 2015-1A, 144A, 3.484%, 10/25/2045	7,900,000	7,978,447
Galaxy XXII CLO Ltd., "A1", Series 2016-22A, 144A, 2.603%*, 7/16/2028	10,000,000	10,038,880
Jamestown CLO IV Ltd., "A1A", Series 2014-4A, 144A, 2.523%*, 7/15/2026	10,000,000	10,006,420
Madison Park Funding XII Ltd., "AR", Series 2014-12A, 144A, 2.29%*, 7/20/2026	4,540,000	4,545,321
North End CLO Ltd., "A", Series 2013-1A, 144A, 2.173%*, 7/17/2025	5,000,000	5,000,875
Oak Hill Credit Partners X Ltd., "AR", Series 2014-10A, 144A, 2.077%*, 7/20/2026	1,150,000	1,152,123
OCP CLO Ltd., "A1A", Series 2016-11A, 144A, 2.622%*, 4/26/2028	7,000,000	7,001,267
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 2.623%*, 7/17/2025	4,000,000	3,986,632
Octagon Investment Partners XXI Ltd., "A1AR", Series 2014-1A, 144A, 2.386%*, 11/14/2026	1,470,000	1,469,985
Taco Bell Funding LLC, "A2I", Series 2016-1A, 144A, 3.832%, 5/25/2046	2,362,150	2,414,850
TCI-FLATIRON CLO Ltd., "A", Series 2016-1A, 144A, 2.708%*, 7/17/2028	10,000,000	10,106,400
Venture XVI CLO Ltd., "A1R", Series 2014-16A, 144A, 2.668%*, 4/15/2026	5,000,000	4,999,980
Voya CLO Ltd.:
"A1R", Series 2014-2A, 144A, 2.408%*, 4/17/2030	3,000,000	3,000,513
"A1", Series 2015-1A, 144A, 2.504%*, 4/18/2027	4,170,000	4,194,695
"A2AR", Series 2014-2A, 144A, 2.808%*, 4/17/2030	5,000,000	5,000,845
		134,895,847
Student Loans 0.1%
SLM Student Loan Trust, "A4", Series 2008-5, 2.738%*, 7/25/2023	3,189,482	3,276,167
Total Asset-Backed (Cost $241,803,944)		242,776,960

Commercial Mortgage-Backed Securities 2.6%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 5.723%*, 7/10/2044	2,457,731	1,759,326
Bear Stearns Commercial Mortgage Securities Trust, "B", Series 2004-PWR6, 144A, 4.945%, 11/11/2041	487,255	488,160
CD Commercial Mortgage Trust, "A4", Series 2007-CD5, 5.886%, 11/15/2044	97,698	97,779
Citigroup Commercial Mortgage Trust:
"M", Series 2005-EMG, 144A, 5.5%*, 9/20/2051	403,199	371,862
"A1A", Series 2007-C6, 5.691%*, 12/10/2049	15,355	15,345
"A4", Series 2008-C7, 6.176%*, 12/10/2049	775,072	776,447
Cold Storage Trust, "A", Series 2017-ICE3, 144A, 2.159%*, 4/15/2036	10,000,000	10,012,386
Commercial Mortgage Trust, "E", Series 2005-LP5, 144A, 4.509%*, 5/10/2043	345,584	345,509
CSMC Trust, "A", Series 2014-TIKI, 144A, 2.109%*, 9/15/2038	2,000,000	2,001,895
DBCG Mortgage Trust, "A", Series 2017-BBG, 144A, 1.8%, 6/15/2034	6,260,000	6,263,934
FHLMC Multifamily Structured Pass-Through Certificates:
"X1", Series K058, Interest Only, 1.059%***, 8/25/2026	23,836,599	1,645,724
"X1", Series K722, Interest Only, 1.442%***, 3/25/2023	15,953,525	974,751
GE Capital Commercial Mortgage Corp., "J", Series 2005-C2, 144A, 5.462%*, 5/10/2043	1,500,000	1,452,900
Greenwich Capital Commercial Funding Corp.:
"A4", Series 2007-GG11, 5.736%, 12/10/2049	48,734	48,697
"AM", Series 2006-GG7, 5.759%*, 7/10/2038	1,158,392	1,157,938
Hospitality Mortgage Trust, "A", Series 2017-HIT, 144A, 1.939%*, 5/8/2030	3,545,000	3,549,185
IMT Trust, "BFL", Series 2017-APTS, 144A, 1.95%*, 6/15/2034 (b)	8,000,000	8,000,000
JPMorgan Chase Commercial Mortgage Securities Corp.:
"B", Series 2005-LDP4, 5.129%, 10/15/2042	2,559,405	2,551,731
"C", Series 2006-LDP6, 5.659%*, 4/15/2043	1,384,828	1,383,224
"F", Series 2003-PM1A, 144A, 6.01%*, 8/12/2040	1,659,328	1,674,221
JPMorgan Commercial Mortgage-Backed Securities Trust, "A4B", Series 2009-RR1, 144A, 5.828%*, 3/18/2051	645,288	644,763
LB Commercial Mortgage Trust, "J", Series 1998-C4, 144A, 5.6%, 10/15/2035	3,280,476	3,315,786
LB-UBS Commercial Mortgage Trust, "E", Series 2005-C3, 4.983%, 7/15/2040	1,821,000	1,821,835
LSTAR Commercial Mortgage Trust, "A1", Series 2016-4, 144A, 1.823%, 3/10/2049	6,858,507	6,782,769
Merrill Lynch Mortgage Trust, "G", Series 2005-MKB2, 144A, 6.316%*, 9/12/2042	5,810,404	6,278,919
Morgan Stanley Capital I Trust:
"E", Series 2005-IQ10, 144A, 5.733%*, 9/15/2042	3,000,000	2,894,804
"A4", Series 2007-IQ16, 5.809%, 12/12/2049	387,683	388,811
UBS Commercial Mortgage Trust, "XA", Series 2017-C1, Interest Only, 1.617%, 6/15/2050	38,490,000	4,486,187
Total Commercial Mortgage-Backed Securities (Cost $72,534,073)		71,184,888

Collateralized Mortgage Obligations 1.5%
Fannie Mae Connecticut Avenue Securities:
"1M1", Series 2016-C04, 2.474%*, 1/25/2029	3,866,593	3,914,836
"1M1", Series 2016-C03, 3.024%*, 10/25/2028	1,746,222	1,778,389
"1M1", Series 2016-C02, 3.174%*, 9/25/2028	3,494,965	3,544,946
Federal National Mortgage Association:
"FB", Series 1996-44, 2.016%*, 9/25/2023	70,104	71,055
"CB", Series 2007-5, 4.25%, 2/25/2037	8,349,184	8,887,126
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M2", Series 2016-DNA4, 2.324%*, 3/25/2029	3,970,588	4,015,390
"M2", Series 16-DNA3, 3.024%*, 12/25/2028	2,768,518	2,837,668
"M2", Series 2016-DNA2, 3.224%*, 10/25/2028	3,666,667	3,742,224
"M2", Series 2015-DNA3, 3.874%*, 4/25/2028	4,551,115	4,713,818
"M2", Series 2016-DNA1, 3.924%*, 7/25/2028	5,000,000	5,205,338
"M1", Series 2017-DNA1, 313700.0%*, 7/25/2029	2,442,407	2,474,582
Total Collateralized Mortgage Obligations (Cost $40,575,309)		41,185,372

Government & Agency Obligations 52.9%
Other Government Related (c) 0.8%
Corp. Andina de Fomento, 2.0%, 5/10/2019	5,620,000	5,635,725
Fondo MIVIVIENDA SA, 144A, 3.375%, 4/2/2019	2,950,000	3,010,475
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020	2,500,000	2,669,250
Phosagro OAO, 144A, 3.95%, 11/3/2021	4,000,000	4,027,528
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026	1,770,000	1,916,025
Vnesheconombank:
144A, 4.224%, 11/21/2018	2,000,000	2,036,048
144A, 6.902%, 7/9/2020	3,250,000	3,531,411
		22,826,462
Sovereign Bonds 0.7%
Japan Bank for International Cooperation:
2.125%, 6/1/2020	3,000,000	2,999,658
2.25%, 2/24/2020	3,140,000	3,153,577
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023	2,000,000	1,990,800
Republic of Colombia, 4.375%, 7/12/2021	4,000,000	4,256,000
Republic of Croatia, 144A, 6.625%, 7/14/2020	3,350,000	3,693,375
Republic of Hungary, 6.25%, 1/29/2020	2,000,000	2,188,000
		18,281,410
U.S. Treasury Obligations 51.4%
U.S. Treasury Bill, 0.59%**, 8/10/2017 (d)	21,549,000	21,529,175
U.S. Treasury Floating Rate Notes:
1.08%*, 7/31/2017 (e)	5,000,000	5,000,415
1.143%*, 1/31/2019 (e)	80,000,000	80,107,840
1.171%*, 10/31/2017 (e)	19,000,000	19,011,666
1.173%*, 10/31/2018 (e)	159,000,000	159,280,794
1.193%*, 4/30/2018 (e)	150,000,000	150,255,000
1.275%*, 1/31/2018 (e)	77,000,000	77,131,978
U.S. Treasury Notes:
0.625%, 4/30/2018	66,750,000	66,395,424
0.625%, 6/30/2018	75,000,000	74,522,475
0.75%, 10/31/2017 (f)	12,870,000	12,855,328
0.75%, 12/31/2017	75,000,000	74,849,625
0.75%, 1/31/2018	50,000,000	49,876,600
0.75%, 8/31/2018	50,000,000	49,671,900
0.875%, 11/30/2017	51,000,000	50,946,756
0.875%, 5/31/2018	100,000,000	99,640,600
1.0%, 11/30/2018	100,500,000	100,013,178
1.0%, 3/15/2019	30,400,000	30,211,185
1.25%, 12/15/2018	85,000,000	84,873,860
1.25%, 12/31/2018	50,000,000	49,919,900
1.25%, 3/31/2019	50,000,000	49,892,600
1.625%, 11/30/2020	54,500,000	54,472,314
1.875%, 3/31/2022	50,000,000	50,029,300
		1,410,487,913
Total Government & Agency Obligations (Cost $1,452,206,440)		1,451,595,785

Loan Participations and Assignments 1.4%
Senior Loans*
1011778 B.C. Unlimited Liability Co., Term Loan B3, 3.504%, 2/16/2024	493,922	493,151
Acadia Healthcare Co., Inc., Term Loan B1, 3.976%, 2/11/2022	494,924	499,254
Acosta Holdco, Inc., Term Loan, 4.476%, 9/26/2021	493,614	444,746
Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.546%, 7/23/2021	243,734	234,596
Albertson's LLC, Term Loan B6, 4.45%, 6/22/2023	346,480	343,136
Alere, Inc., Term Loan B, 4.48%, 6/18/2022	475,173	476,872
Almonde, Inc., First Lien Term Loan, 4.736%, 6/13/2024	142,857	143,043
AMC Entertainment, Inc., Term Loan B, 3.466%, 12/15/2023	74,813	75,065
American Airlines, Inc., Term Loan B, 3.659%, 12/14/2023	485,000	485,948
American Axle & Manufacturing, Inc., Term Loan B, 3.47%, 4/6/2024	114,231	113,266
AmWINS Group, Inc., Term Loan B, 4.13%, 1/25/2024	99,500	99,640
Astoria Energy LLC, Term Loan B, 5.23%, 12/24/2021	450,793	451,640
Asurion LLC:
Term Loan B5, 4.226%, 11/3/2023	391,801	394,494
Term Loan B4, 4.476%, 8/4/2022	477,137	479,969
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, 3.962%, 3/20/2022	100,000	100,767
Berry Plastics Group, Inc., Term Loan L, 3.367%, 1/6/2021	500,000	500,625
Brand Energy & Infrastructure Services, Inc.:
Term Loan, 5.03%, 6/21/2024	400,000	400,124
Brickman Group Ltd. LLC, First Lien Term Loan, 4.217%, 12/18/2020	952,758	954,916
Burlington Coat Factory Warehouse Corp., Term Loan B4, 3.96%, 8/13/2021	465,417	467,355
Calpine Corp., Term Loan B5, 4.046%, 1/15/2024	490,000	489,860
Camelot UK Holdco Ltd., Term Loan B, 4.726%, 10/3/2023	249,373	251,178
CenturyLink, Inc., Term Loan B, 1.375%, 1/31/2025	235,294	232,958
CH Hold Corp., First Lien Term Loan, 4.226%, 2/1/2024	40,807	41,019
Change Healthcare Holdings, Inc., Term Loan B, 3.976%, 3/1/2024	498,750	499,441
Chemours Co., Term Loan B, 3.57%, 5/12/2022	326,707	328,300
Clark Equipment Co., Term Loan B, 3.929%, 5/18/2024	88,235	88,610
Colorado Buyer, Inc., Term Loan B, 4.17%, 5/1/2024	93,750	93,984
Community Health Systems, Inc., Term Loan G, 3.947%, 12/31/2019	480,969	480,784
CPI Acquisition, Inc., Term Loan B, 5.834%, 8/17/2022	359,195	308,908
CSC Holdings LLC, First Lien Term Loan, 3.459%, 7/17/2025	600,000	596,625
Dayton Power & Light Co., Term Loan B, 4.48%, 8/24/2022	99,500	101,117
Dell, Inc., Term Loan B, 3.73%, 9/7/2023	497,503	499,886
Delta 2 (LUX) Sarl, Term Loan B3, 4.504%, 2/1/2024	500,000	500,938
DigitalGlobe, Inc., Term Loan B, 3.976%, 1/15/2024	99,500	99,645
DTZ U.S. Borrower LLC, First Lien Term Loan, 4.447%, 11/4/2021	980,000	979,941
Duff & Phelps Corp., Term Loan B, 5.046%, 4/23/2020	480,013	483,812
Dynegy, Inc., Term Loan C, 4.476%, 2/7/2024	149,625	149,475
Eldorado Resorts LLC, Term Loan B, 3.375%, 4/17/2024	124,688	123,830
Energy Transfer Equity LP, Term Loan B, 3.826%, 2/2/2024	500,000	498,378
First Data Corp., Term Loan, 3.716%, 4/26/2024	500,000	500,535
First Eagle Holdings, Inc., Term Loan B, 4.796%, 12/1/2022	192,308	194,447
Forterra Finance LLC, Term Loan B, 4.226%, 10/25/2023	471,438	445,930
Frontier Communications Corp., Term Loan B1, 4.98%, 6/15/2024	200,000	197,454
Garda World Security Corp., Term Loan, 5.226%, 5/24/2024	428,232	431,711
Grifols Worldwide Operations U.S.A., Inc., Term Loan, 3.436%, 1/31/2025	598,500	599,853
Gulf Finance LLC, Term Loan B, 6.55%, 8/25/2023	298,499	279,843
Horizon Pharma, Inc., Term Loan B, 4.875%, 3/29/2024	496,231	498,836
Hudson's Bay Co., Term Loan B, 4.546%, 9/30/2022	230,415	218,548
Huntsman International LLC, Term Loan B2, 4.121%, 4/1/2023	495,006	497,914
IG Investment Holdings LLC, Term Loan, 5.296%, 10/31/2021	487,299	492,326
Ineos U.S. Finance LLC, Term Loan, 3.976%, 4/1/2024	55,278	55,478
Inmar Holdings, Inc., First Lien Term Loan, 4.67%, 5/1/2024	300,000	300,984
ION Media Networks, Inc., Term Loan B3, 4.13%, 12/18/2020	474,314	477,871
IQOR U.S., Inc., Term Loan B, 6.148%, 4/1/2021	472,024	469,841
JBS U.S.A. LLC, Term Loan B, 5.75%, 10/30/2022	574,903	562,255
Jeld-Wen, Inc., Term Loan B, 4.296%, 7/1/2022	562,171	567,442
Kronos, Inc., Term Loan B, 4.68%, 11/1/2023	497,503	501,476
Landry's, Inc., Term Loan B, 3.913%, 10/4/2023	492,596	491,776
Level 3 Financing, Inc., Term Loan B, 3.466%, 2/22/2024	500,000	501,720
Libbey Glass, Inc., Term Loan B, 4.096%, 4/9/2021	471,035	433,352
LPL Holdings, Inc., Term Loan B, 3.825%, 3/11/2024	275,000	276,118
MA FinanceCo., LLC, Term Loan B3, 3.979%, 4/29/2024	25,796	25,873
MacDermid, Inc., Term Loan B6, 4.226%, 6/7/2023	365,171	366,266
Mallinckrodt International Finance SA, Term Loan B, 4.046%, 9/24/2024	465,512	464,931
MEG Energy Corp., Term Loan B, 4.696%, 12/31/2023	502,740	491,587
Mission Broadcasting, Inc., Term Loan B2, 4.246%, 1/17/2024	42,182	42,325
Moneygram International, Inc., Term Loan B, 4.546%, 3/27/2020	234,836	235,227
Monitronics International, Inc., Term Loan B2, 6.796%, 9/30/2022	545,875	551,732
NEP/NCP Holdco, Inc., Term Loan, 4.476%, 1/22/2020	483,787	484,997
Nexstar Broadcasting, Inc., Term Loan B, 4.238%, 1/17/2024	426,909	428,358
NRG Energy, Inc., Term Loan B, 3.546%, 6/30/2023	562,764	562,693
Numericable Group SA, Term Loan B11, 3.944%, 7/31/2025	500,000	497,033
Penn National Gaming, Inc., Term Loan B, 3.726%, 1/19/2024	59,850	60,256
Quikrete Holdings, Inc., First Lien Term Loan, 3.976%, 11/15/2023	447,750	447,260
Rexnord LLC, Term Loan B, 3.971%, 8/21/2023	430,456	431,082
Reynolds Group Holdings, Inc., Term Loan, 4.226%, 2/5/2023	535,957	537,238
SBA Senior Finance II LLC, Term Loan B2, 3.48%, 6/10/2022	490,000	491,041
Seattle Spinco, Inc., Term Loan B3, 4.03%, 4/19/2024	174,204	174,727
Serta Simmons Bedding LLC, First Lien Term Loan, 4.586%, 11/8/2023	473,813	474,111
SIG Combibloc U.S. Acquisition, Inc., Term Loan, 4.226%, 3/13/2022	168,165	169,563
Sprint Communications, Inc., First Lien Term Loan B, 3.75%, 2/2/2024	731,500	732,491
Synchronoss Technologies, Inc., Term Loan, 4.082%, 1/19/2024	45,000	44,291
Telenet Financing LLC, Term Loan AI, 3.909%, 6/30/2025	333,333	333,845
Telesat Canada, Term Loan B4, 4.3%, 11/17/2023	248,128	249,901
The Geo Group, Inc., Term Loan B, 3.33%, 3/22/2024	200,000	200,563
The Men's Wearhouse, Inc., Term Loan, 5.0%, 6/18/2021	500,000	472,500
TKC Holdings, Inc., First Lien Term Loan, 5.376%, 2/1/2023	140,273	140,230
Toys 'R' Us-Delaware, Inc., Term Loan B4, 9.952%, 4/24/2020	204,285	159,854
TransDigm, Inc., Term Loan E, 4.249%, 5/14/2022	978,582	978,401
U.S. Foods, Inc., Term Loan B, 3.98%, 6/27/2023	495,000	497,718
Ultra Resources, Inc., First Lien Term Loan, 4.117%, 4/12/2024	357,143	356,250
Univision Communications, Inc., Term Loan C5, 3.976%, 3/15/2024	497,318	488,406
UPC Financing Partnership, Term Loan AP, 3.909%, 4/15/2025	496,004	497,450
Valeant Pharmaceuticals International, Inc., Term Loan B, 5.83%, 4/1/2022	420,389	426,585
ViaWest, Inc., Term Loan B, 4.726%, 3/11/2022	490,000	491,838
WTG Holdings III Corp., First Lien Term Loan, 5.046%, 1/15/2021	34,730	35,012
XPO Logistics, Inc., Term Loan B, 3.405%, 11/1/2021	888,298	891,692
Zayo Group LLC, Term Loan B2, 3.716%, 1/19/2024	150,142	150,565
Ziggo Secured Finance Partnership, Term Loan E, 3.659%, 4/15/2025	1,000,000	998,070
Total Loan Participations and Assignments (Cost $38,185,541)		38,084,968

	Contracts	Value ($)

Call Options Purchased 0.3%
Options on Exchange-Traded Futures Contracts 0.3%
Crude Oil Futures, Expiration Date 8/17/2017, Strike Price $57.0	1,000	70,000
Crude Oil Futures, Expiration Date 11/15/2017, Strike Price $77.0	1,100	33,000
Crude Oil Futures, Expiration Date 11/15/2017, Strike Price $80.0	2,500	50,000
Crude Oil Futures, Expiration Date 11/15/2017, Strike Price $85.0	1,500	15,000
Natural Gas Futures, Expiration Date 12/26/2017, Strike Price $3.0	200	1,047,800
Natural Gas Futures, Expiration Date 1/26/2018, Strike Price $3.0	200	1,113,200
Natural Gas Futures, Expiration Date 2/23/2018, Strike Price $3.0	200	1,116,400
Natural Gas Futures, Expiration Date 3/26/2018, Strike Price $3.0	200	432,400
Natural Gas Futures, Expiration Date 4/25/2018, Strike Price $3.0	200	375,800
Natural Gas Futures, Expiration Date 5/25/2018, Strike Price $3.0	200	406,200
Natural Gas Futures, Expiration Date 6/26/2018, Strike Price $3.0	200	444,200
Natural Gas Futures, Expiration Date 7/26/2018, Strike Price $3.0	200	468,800
Natural Gas Futures, Expiration Date 8/28/2018, Strike Price $3.0	200	468,600
Natural Gas Futures, Expiration Date 9/25/2018, Strike Price $3.0	200	504,800
Natural Gas Futures, Expiration Date 10/26/2018, Strike Price $3.0	200	574,600
Natural Gas Futures, Expiration Date 11/27/2018, Strike Price $3.0	200	742,400
		7,863,200

	Contract Amount ($)	Value ($)

Over-the-Counter Options 0.0%
Bloomberg Commodity Index, Expiration Date 7/28/2017, Strike Price $86.964[4]	100,000,000	17,593
Bloomberg Commodity Index, Expiration Date 7/28/2017, Strike Price $86.964[11]	100,000,000	17,593
		35,186
Total Call Options Purchased (Cost $19,568,760)		7,898,386

Put Options Purchased 0.2%
Over-the-Counter Options
Bloomberg Commodity Index, Expiration Date 9/22/2017, Strike Price $80.996[4]	200,000,000	2,132,327
Bloomberg Commodity Index, Expiration Date 9/22/2017, Strike Price $80.996[11]	200,000,000	2,132,327
Total Put Options Purchased (Cost $3,640,000)		4,264,654

	Shares	Value ($)

Securities Lending Collateral 0.3%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.87% (g) (h) (Cost $8,483,467)	8,483,467	8,483,467

Cash Equivalents 3.9%
Deutsche Central Cash Management Government Fund, 1.03% (g)	90,690,444	90,690,444
Deutsche Variable NAV Money Fund "Capital Shares", 1.17% (g)	15,229,900	15,231,423
Total Cash Equivalents (Cost $105,921,884)		105,921,867

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $2,745,355,226)†	99.8	2,738,225,030
Other Assets and Liabilities, Net	0.2	6,828,008
Net Assets	100.0	2,745,053,038

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of June 30, 2017.

** Annualized yield at time of purchase; not a coupon rate.

*** These securities are shown at their current rate as of June 30, 2017.

† The cost for federal income tax purposes was $2,745,355,230. At June 30, 2017, net unrealized depreciation for all securities based on tax cost was $7,130,200. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,756,034 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,886,234.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at June 30, 2017 amounted to $8,177,331, which is 0.3% of net assets.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government-sponsored enterprises.

(d) At June 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At June 30, 2017, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.

(f) At June 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

OJSC: Open Joint Stock Company

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2017, the Fund had unfunded loan commitments of $4,081, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
CH Hold Corp., Term Delay Draw B, 2/1/2024	4,081	4,112	31

At June 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Copper Futures	USD	9/26/2017	80	11,873,780	253,540
Nickel Futures	USD	9/26/2017	250	14,082,750	356,900
Soybean Meal Futures	USD	12/14/2017	338	10,518,560	(159,286)
Zinc Futures	USD	9/8/2017	435	30,008,258	2,689,164
Total net unrealized appreciation					3,140,318

At June 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized (Depreciation) ($)
Copper Futures	USD	9/26/2017	80	11,873,780	(8,020)
Nickel Futures	USD	9/26/2017	250	14,082,750	(114,750)
Zinc Futures	USD	9/8/2017	435	30,008,258	(2,256,398)
Total unrealized depreciation					(2,379,168)

At June 30, 2017, open written option contracts were as follows:

Over-the-Counter Options
	Contract Amount	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (i)
Put Options Bloomberg Commodity Index	200,000,000[4]	9/22/2017	82.7	2,680,000	(3,833,026)
Bloomberg Commodity Index	200,000,000[11]	9/22/2017	82.7	2,900,000	(3,833,027)
Total				5,580,000	(7,666,053)

(i) Unrealized depreciation on written over-the-counter options security at June 30, 2017 was $2,086,053, net of premiums received.

At June 30, 2017, open written option contracts were as follows:

Exchange-Traded Options
	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (j)
Put Options Crude Oil Futures	1,000	8/17/2017	61.0	695,690	(30,000)
Natural Gas Futures	200	12/26/2017	4.0	329,228	(321,000)
Natural Gas Futures	200	1/26/2018	4.0	329,228	(433,800)
Natural Gas Futures	200	2/23/2018	4.0	329,228	(502,600)
Natural Gas Futures	200	3/26/2018	4.0	329,228	(87,800)
Natural Gas Futures	200	4/25/2018	4.0	329,228	(59,600)
Natural Gas Futures	200	5/25/2018	4.0	329,228	(64,200)
Natural Gas Futures	200	6/26/2018	4.0	329,228	(77,000)
Natural Gas Futures	200	7/26/2018	4.0	329,228	(88,000)
Natural Gas Futures	200	8/28/2018	4.0	329,228	(92,000)
Natural Gas Futures	200	9/25/2018	4.0	329,228	(107,600)
Natural Gas Futures	200	10/26/2018	4.0	329,228	(148,800)
Natural Gas Futures	200	11/27/2018	4.0	329,228	(225,600)
Total				4,646,426	(2,238,000)

(j) Unrealized appreciation on written options on exchange-traded futures contracts at June 30, 2017 was $2,408,426.

Each commodity-linked swap is a commitment to receive the total return of the specified commodity-linked index in exchange for a fixed financing rate. At June 30, 2017, open commodity-linked swap contracts were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Pay/Receive Return of the Reference Index	Value ($) (k)
Long Positions
7/17/2017	16,460,000[1]	Barclays Brent Crude Subindex	514,283
7/17/2017	34,560,000[1]	Barclays-Commodity Strategy 1500 Index	629,992
7/17/2017	115,100,000[1]	Barclays-Commodity Strategy 1610 Index	946,251
7/17/2017	16,460,000[2]	Bloomberg Brent Crude Index	514,531
7/17/2017	41,140,000[3]	Bloomberg Brent Crude Index	1,286,013
7/17/2017	34,560,000[1]	Bloomberg Commodity Index 3 Month Forward	682,460
7/17/2017	78,950,000[4]	Bloomberg Commodity Index 3 Month Forward	1,557,562
7/17/2017	236,850,000[5]	Bloomberg Commodity Index 3 Month Forward	4,678,202
7/17/2017	131,580,000[6]	Bloomberg Commodity Index 3 Month Forward	2,597,097
7/17/2017	52,630,000[7]	Bloomberg Commodity Index 3 Month Forward	1,038,799
7/17/2017	91,270,000[2]	Bloomberg Commodity Index 3 Month Forward	1,802,743
7/17/2017	184,220,000[8]	Bloomberg Commodity Index 3 Month Forward	3,636,952
7/17/2017	40,220,000[9]	Bloomberg Commodity Index 3 Month Forward	794,603
7/17/2017	47,370,000[10]	Bloomberg Commodity Index 3 Month Forward	935,200
7/17/2017	199,970,000[3]	Bloomberg Commodity Index 3 Month Forward	3,949,757
7/17/2017	84,130,000[11]	Bloomberg Commodity Index 3 Month Forward	1,661,323
7/17/2017	179,040,000[11]	BNP Paribas 03 Alpha Index	(346,710)
7/17/2017	16,460,000[9]	BofA Merrill Lynch Commodity Excess Return Strategy Index	514,603
7/17/2017	41,140,000[4]	CIBC Brent Crude Oil Index	1,286,398
9/25/2017	75,000,000[12]	Citi Commodities Index	(474,924)
7/17/2017	293,490,000[12]	Citi Cubes Dow Jones-UBS Weighted Index	(408,016)
7/17/2017	114,580,000[2]	Goldman Sachs Brent Volatility Carry Strategy 03 Index	686,327
7/17/2017	49,110,000[2]	Goldman Sachs Commodity Strategy 1039 Index	(87,462)
7/17/2017	67,140,000[3]	JPMorgan Ranked Alpha Basket Index	(321,440)
7/17/2017	22,380,000[3]	JPMorgan Seasonal Spread Explorer	45,272
7/17/2017	16,460,000[6]	Macquarie Single Commodity West Texas Intermediate type A Excess Return Index	418,758
7/17/2017	81,850,000[9]	BofA Merrill Lynch Commodity Excess Return Strategy Index	(184,080)
7/17/2017	120,650,000[9]	Merrill Lynch Enhanced Benchmark — A Pre Roll Excess Return Index	2,544,556
7/17/2017	60,850,000[2]	Modified Strategy D177 on the Bloomberg Commodity Index	1,280,213
7/17/2017	105,270,000[13]	RBC Enhanced Commodity D03 Index	2,227,340
7/17/2017	16,460,000[13]	RBC Enhanced West Texas Intermediate 00 Index	418,905
7/17/2017	110,530,000[10]	Societe Generale Commodity Index	2,368,346
7/17/2017	197,800,000[14]	UBS Custom Commodity Index	790,263
Short Positions
7/17/2017	153,460,000[4]	Bloomberg Commodity Index	(3,266,777)
7/17/2017	38,370,000[1]	Bloomberg Commodity Index	(816,979)
7/17/2017	76,730,000[8]	Bloomberg Commodity Index	(1,632,674)
7/17/2017	40,920,000[2]	Bloomberg Commodity Index	(870,321)
10/3/2017	10,511,800[3]	Bloomberg Soybean Meal Subindex 1 Month Forward	30,790
Total net unrealized appreciation			31,428,156

(k) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At June 30, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
9/20/2017 9/20/2019	300,000,000	Floating — 3-Month LIBOR	Fixed — 1.731%	319,920	319,920
9/20/2017 9/20/2022	270,000,000	Fixed — 2.061%	Floating — 3-Month LIBOR	(719,577)	(719,577)
Total net unrealized depreciation					(399,657)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at June 30, 2017 is 1.30%.

Counterparties:

1 Barclays Bank PLC

2 Goldman Sachs & Co.

3 JPMorgan Chase Securities, Inc.

4 Canadian Imperial Bank of Commerce

5 Wells Fargo Bank

6 Macquarie Bank Ltd.

7 Credit Suisse

8 Morgan Stanley

9 Merrill Lynch & Co., Inc.

10 Societe Generale

11 BNP Paribas

12 Citigroup, Inc.

13 Royal Bank of Scotland

14 UBS AG

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, commodity-linked swap contracts, interest rate swap contracts, and written and purchased option contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments
Corporate Bonds	$ —	$ 669,379,796	$ —	$ 669,379,796
Mortgage-Backed Securities Pass-Throughs	—	97,448,887	—	97,448,887
Asset-Backed	—	242,709,038	67,922	242,776,960
Commercial Mortgage- Backed Securities	—	63,184,888	8,000,000	71,184,888
Collateralized Mortgage Obligations	—	41,185,372	—	41,185,372
Government & Agency Obligations	—	1,451,595,785	—	1,451,595,785
Loan Participations and Assignments	—	37,342,708	742,260	38,084,968
Short-Term Investments (l)	114,405,334	—	—	114,405,334
Unfunded Loan Commitments (m)	—	31	—	31
Derivatives (n)
Purchased Options Contracts	7,863,200	4,299,840	—	12,163,040
Futures Contracts	3,299,604	—	—	3,299,604
Commodity-Linked Swap Contracts	—	39,837,539	—	39,837,539
Interest Rate Swap Contracts	—	319,920	—	319,920
Total	$ 125,568,138	$ 2,647,303,804	$ 8,810,182	$ 2,781,682,124
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$ (2,538,454)	$ —	$ —	$ (2,538,454)
Written Options	(2,238,000)	(7,666,053)	—	(9,904,053)
Commodity-Linked Swap Contracts	—	(8,409,383)	—	(8,409,383)
Interest Rate Swap Contracts	—	(719,577)	—	(719,577)
Total	$ (4,776,454)	$ (16,795,013)	$ —	$ (21,571,467)

During the year ended June 30, 2017, the amount of transfers between Level 2 and Level 3 was $951,654. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

During the year ended June 30, 2017, the amount of transfers between Level 3 and Level 2 was $19,972,480. The investments were transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(l) See Consolidated Investment Portfolio for additional detailed categorizations.

(m) Includes appreciation on unfunded loan commitments.

(n) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, commodity-link swap contracts, interest rate swap contracts, and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

as of June 30, 2017
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,630,949,875) — including $8,177,331 of securities loaned	$ 2,623,819,696
Investment in Deutsche Government & Agency Securities Portfolio (cost $8,483,467)*	8,483,467
Investment in affiliated Underlying Funds, at value (cost $105,921,884)	105,921,867
Total investments in securities, at value (cost $2,745,355,226)	2,738,225,030
Cash	2,012,586
Receivable for investments sold	936,457
Receivable for Fund shares sold	8,228,067
Interest receivable	11,177,928
Receivable for variation margin on futures contracts	1,300,200
Receivable for variation margin on centrally cleared swaps	315,498
Unrealized appreciation on unfunded loan commitments	31
Unrealized appreciation on bilateral swap contracts	39,837,539
Other assets	127,027
Total assets	$ 2,802,160,363
Liabilities
Payable upon return of securities loaned	8,483,467
Payable for investments purchased	1,332,845
Payable for investments purchased — when-issued securities	22,392,988
Payable for Fund shares redeemed	3,261,093
Options written, at value (premiums received $10,226,426)	9,904,053
Unrealized depreciation on bilateral swap contracts	8,409,383
Accrued management fee	1,435,673
Accrued Trustees' fees	1,101
Other accrued expenses and payables	1,886,722
Total liabilities	57,107,325
Net assets, at value	$ 2,745,053,038

* Represents collateral on securities loaned

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of June 30, 2017 (continued)
Net Assets Consist of
Undistributed net investment income	6,083,496
Net unrealized appreciation (depreciation) on: Investments	(7,130,196)
Swap contracts	31,028,499
Futures	761,150
Unfunded loan commitments	31
Written options	322,373
Accumulated net realized gain (loss)	(112,338,582)
Paid-in capital	2,826,326,267
Net assets, at value	$ 2,745,053,038
Net Asset Value
Class A Net Asset Value and redemption price per share ($109,623,122 ÷ 10,078,439 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.88
Maximum offering price per share (100 ÷ 94.25 of $10.88)	$ 11.54
Class T Net Asset Value and redemption price per share ($9,998 ÷ 919 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.88
Maximum offering price per share (100 ÷ 97.50 of $10.88)	$ 11.16

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($26,592,197 ÷ 2,712,969 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.80
Class R6 Net Asset Value, offering and redemption price per share ($13,339,261 ÷ 1,208,316 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.04
Class S Net Asset Value, offering and redemption price per share ($349,225,170 ÷ 31,703,919 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.02

Institutional Class

Net Asset Value, offering and redemption price per share ($2,246,263,290 ÷ 203,288,265 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.05

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

for the year ended June 30, 2017
Investment Income
Income: Interest	$ 40,824,134
Income distributions from affiliated Underlying Funds	995,659
Securities lending income, net of borrower rebates	31,176
Total income	41,850,969
Expenses: Management fee	22,508,901
Administration fee	2,595,011
Services to shareholders	4,096,982
Distribution and service fees	593,761
Custodian fee	241,904
Professional fees	207,742
Reports to shareholders	557,310
Registration fees	382,873
Trustees' fees and expenses	102,745
Other	210,668
Total expenses before expense reductions	31,497,897
Expense reductions	(4,597,469)
Total expenses after expense reductions	26,900,428
Net investment income (loss)	14,950,541
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,435,144
Swap contracts	(242,091,391)
Futures	(2,142,181)
Written options	7,627,272
Foreign currency	(2)
(235,171,158)
Change in net unrealized appreciation (depreciation) on: Investments	(27,737,987)
Swap contracts	36,454,581
Unfunded loan commitments	31
Futures	1,374,887
Written options	4,634,599
14,726,111
Net gain (loss)	(220,445,047)
Net increase (decrease) in net assets resulting from operations	$ (205,494,506)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended June 30,
	2017	2016
Operations: Net investment income (loss)	$ 14,950,541	$ 6,924,922
Net realized gain (loss)	(235,171,158)	150,023,137
Change in net unrealized appreciation (depreciation)	14,726,111	(7,174,445)
Net increase (decrease) in net assets resulting from operations	(205,494,506)	149,773,614
Distributions to shareholders from: Net investment income: Class A	(8,859,234)	(137,384)
Class T*	(1)	—
Class C	(1,796,428)	—
Class R6	(492,516)	(14)**
Class S	(20,983,671)	(667,057)
Institutional Class	(139,104,887)	(4,243,538)
Total distributions	(171,236,737)	(5,047,993)
Fund share transactions: Proceeds from shares sold	1,266,960,204	2,334,840,923
Reinvestment of distributions	166,272,377	4,960,625
Payments for shares redeemed	(899,109,964)	(700,329,809)
Redemption fees	14,509	15,747
Net increase (decrease) in net assets from Fund share transactions	534,137,126	1,639,487,486
Increase (decrease) in net assets	157,405,883	1,784,213,107
Net assets at beginning of period	2,587,647,155	803,434,048
Net assets at end of period (including undistributed net investment income of $6,083,496 and $166,263,000, respectively)	$ 2,745,053,038	$ 2,587,647,155

* For the period from June 5, 2017 (commencement of operations of Class T) to June 30, 2017.

** For the period from June 1, 2016 (commencement of operations of Class R6) to June 30, 2016.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Class A	Years Ended June 30,
	2017	2016	2015	2014	2013[d]
Selected Per Share Data
Net asset value, beginning of period	$ 12.60	$ 13.42	$ 15.86	$ 14.95[d]	$ 16.25
Income (loss) from investment operations: Net investment income (loss)[a]	.03	.02	.02	.04	.05
Net realized and unrealized gain (loss)	(.97)	(.83)[e]	(2.01)	.89	(1.00)
Total from investment operations	(.94)	(.81)	(1.99)	.93	(.95)
Less distributions from: Net investment income	(.78)	(.01)	(.45)	(.02)	(.05)
Return of capital	—	—	—	—	(.30)
Total distributions	(.78)	(.01)	(.45)	(.02)	(.35)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.88	$ 12.60	$ 13.42	$ 15.86	$ 14.95
Total Return (%)[b]	(7.70)[c]	(6.00)[c]	(12.65)[c]	6.20	(6.14)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	129	130	171	209
Ratio of expenses before expense reductions (%)	1.47	1.44	1.52	1.50	1.46
Ratio of expenses after expense reductions (%)	1.33	1.36	1.49	1.50	1.46
Ratio of net investment income (loss) (%)	.28	.19	.13	.27	.16
Portfolio turnover rate (%)	52	92	95	93	71

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

[e] The amount of net realized and unrealized gain shown for a share outstanding for the period ended June 30, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

* Amount is less than $.005.

Class T	Period Ended 6/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$ 10.88
Income (loss) from investment operations: Net investment income (loss)[b]	.00***
Net realized and unrealized gain (loss)	(.00)***
Total from investment operations	.00***
Less distributions from: Net investment income	(.00)***
Net asset value, end of period	$ 10.88
Total Return (%)[c,d]	.01**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.57*
Ratio of expenses after expense reductions (%)	1.35*
Ratio of net investment income (loss) (%)	.47*
Portfolio turnover rate (%)	52[e]

[a] For the period from June 5, 2017 (commencement of operations) to June 30, 2017.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Represents the Fund's portfolio turnover rate for the year ended June 30, 2017.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Years Ended June 30,
	2017	2016	2015	2014	2013[d]
Selected Per Share Data
Net asset value, beginning of period	$ 11.39	$ 12.21	$ 14.48	$ 13.75[d]	$ 14.95
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	(.06)	(.08)	(.07)	(.10)
Net realized and unrealized gain (loss)	(.88)	(.76)[e]	(1.83)	.80	(.85)
Total from investment operations	(.93)	(.82)	(1.91)	.73	(.95)
Less distributions from: Net investment income	(.66)	—	(.36)	—	(.05)
Return of capital	—	—	—	—	(.20)
Total distributions	(.66)	—	(.36)	—	(.25)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.80	$ 11.39	$ 12.21	$ 14.48	$ 13.75
Total Return (%)[b]	(8.42)[c]	(6.72)[c]	(13.30)[c]	5.31[c]	(6.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	29	32	47	65
Ratio of expenses before expense reductions (%)	2.21	2.22	2.29	2.28	2.26
Ratio of expenses after expense reductions (%)	2.08	2.11	2.24	2.26	2.26
Ratio of net investment income (loss) (%)	(.47)	(.56)	(.61)	(.51)	(.64)
Portfolio turnover rate (%)	52	92	95	93	71

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

[e] The amount of net realized and unrealized gain shown for a share outstanding for the period ended June 30, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

* Amount is less than $.005.

Class R6	Year Ended 6/30/17	Period Ended 6/30/16[a]

Selected Per Share Data
Net asset value, beginning of period	$ 12.79	$ 12.50
Income (loss) from investment operations: Net investment income[b]	.08	.01
Net realized and unrealized gain (loss)	(.99)	.30
Total from investment operations	(.91)	.31
Less distributions from: Net investment income	(.84)	(.02)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.04	$ 12.79
Total Return (%)[c]	(7.37)	2.46**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	5
Ratio of expenses before expense reductions (%)	1.09	1.27*
Ratio of expenses after expense reductions (%)	.96	.95*
Ratio of net investment income (%)	.67	.68*
Portfolio turnover rate (%)	52	92[d]

[a] For the period from June 1, 2016 (commencement of operations) to June 30, 2016.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended June 30, 2016.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended June 30,
	2017	2016	2015	2014	2013[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.76	$ 13.58	$ 16.05	$ 15.10[c]	$ 16.40
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.05	.04	.07	.05
Net realized and unrealized gain (loss)	(.99)	(.84)[d]	(2.03)	.91	(1.00)
Total from investment operations	(.93)	(.79)	(1.99)	.98	(.95)
Less distributions from: Net investment income	(.81)	(.03)	(.48)	(.03)	(.05)
Return of capital	—	—	—	—	(.30)
Total distributions	(.81)	(.03)	(.48)	(.03)	(.35)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.02	$ 12.76	$ 13.58	$ 16.05	$ 15.10
Total Return (%)	(7.50)[b]	(5.77)[b]	(12.51)[b]	6.46	(5.92)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	349	298	283	240	219
Ratio of expenses before expense reductions (%)	1.24	1.25	1.30	1.30	1.29
Ratio of expenses after expense reductions (%)	1.13	1.17	1.28	1.30	1.29
Ratio of net investment income (loss) (%)	.48	.39	.32	.47	.35
Portfolio turnover rate (%)	52	92	95	93	71

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended June 30, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

* Amount is less than $.005.

Institutional Class	Years Ended June 30,
	2017	2016	2015	2014	2013[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.80	$ 13.63	$ 16.10	$ 15.15[c]	$ 16.45
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.06	.06	.09	.10
Net realized and unrealized gain (loss)	(.99)	(.84)[d]	(2.03)	.89	(1.00)
Total from investment operations	(.92)	(.78)	(1.97)	.98	(.90)
Less distributions from: Net investment income	(.83)	(.05)	(.50)	(.03)	(.10)
Return of capital	—	—	—	—	(.30)
Total distributions	(.83)	(.05)	(.50)	(.03)	(.40)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.05	$ 12.80	$ 13.63	$ 16.10	$ 15.15
Total Return (%)	(7.40)[b]	(5.70)[b]	(12.36)	6.48	(5.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,246	2,127	358	281	300
Ratio of expenses before expense reductions (%)	1.18	1.16	1.17	1.16	1.14
Ratio of expenses after expense reductions (%)	.99	1.01	1.17	1.16	1.14
Ratio of net investment income (loss) (%)	.62	.53	.44	.60	.51
Portfolio turnover rate (%)	52	92	95	93	71

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended June 30, 2016 does not correspond with the aggregate net loss on investments for the period due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

* Amount is less than $.005.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Enhanced Commodity Strategy Fund (the "Fund'') is a diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2017, the Fund's investment in the Subsidiary was $564,728,519, representing 20% of the Fund's total assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended June 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Deutsche Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of June 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2017, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2017, the Fund had net tax basis capital loss carryforwards of approximately $112,232,000, including $86,091,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2018 ($77,996,000) and June 30, 2019 ($8,095,000), the respective expiration dates, whichever occurs first; and approximately $26,141,000 of post-enactment losses, including short-term losses ($16,103,000) and long-term losses ($10,038,000), which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts and investment in the Subsidiary. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 6,083,496
Capital loss carryforward	$ (112,232,000)
Unrealized appreciation (depreciation) on investments	$ (7,130,200)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2017	2016
Distributions from ordinary income*	$ 171,236,737	$ 5,047,993

* For tax purposes, short-term capital gain distributions, and income and net realized gains from certain commodity-linked derivative instruments are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended June 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of the year ended June 30, 2017 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $344,200,000 to $570,000,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the year ended June 30, 2017, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of June 30, 2017 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2017, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from $2,560,224,000 to $2,973,680,000, and the investment in short commodity-linked swap contracts had a total notional amount generally indicative of a range from $10,461,000 to $483,548,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended June 30, 2017, the Fund entered into options on commodity futures contracts and commodity indices to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of open purchased option contracts as of June 30, 2017 is included in the Fund's Consolidated Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2017, the investment in purchased options contracts had a total value generally indicative of a range from $11,795,000 to approximately $39,667,000, and the investment in written options contracts had a total value generally indicative of a range from approximately $3,329,000 to $26,974,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended June 30, 2017, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2017 is included in the table following the Fund's Consolidated Investment Portfolio. For the year ended June 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $66,483,000 to $244,067,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $55,965,000 to $319,970,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2017 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 319,920	$ —	$ 319,920
Commodity Contracts (a) (b)	12,163,040	39,837,539	3,299,604	55,300,183
	$ 12,163,040	$ 40,157,459	$ 3,299,604	$ 55,620,103

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Investments in securities at value (includes purchased options) and unrealized appreciation on bilateral swap contracts

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$ —	$ (719,577)	$ —	$ (719,577)
Commodity Contracts (c) (d)	(9,904,053)	(8,409,383)	(2,538,454)	(20,851,890)
	$ (9,904,053)	$ (9,128,960)	$ (2,538,454)	$ (21,571,467)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(c) Includes cumulative depreciation of futures contracts and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(d) Written options, at value and unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2017 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$ —	$ —	$ 3,122,634	$ —	$ 3,122,634
Commodity Contracts (e)	870,389	7,627,272	(245,214,025)	(2,142,181)	(238,858,545)
	$ 870,389	$ 7,627,272	$ (242,091,391)	$ (2,142,181)	$ (235,735,911)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(e) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$ —	$ —	$ 2,231,815	$ —	$ 2,231,815
Commodity Contracts (f)	(18,587,084)	4,634,599	34,222,766	1,374,887	21,645,168
	$ (18,587,084)	$ 4,634,599	$ 36,454,581	$ 1,374,887	$ 23,876,983

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(f) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

As of June 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$ 2,772,986	$ (816,979)	$ —	$ —	$ 1,956,007
BNP Paribas	3,811,243	(3,811,243)	—	—	—
Canadian Imperial Bank of Commerce	4,993,880	(4,993,880)	—	—	—
Credit Suisse	1,038,799	—	—	—	1,038,799
Goldman Sachs & Co.	4,283,814	(957,783)	—	—	3,326,031
JPMorgan Chase Securities, Inc.	5,311,832	(321,440)	—	—	4,990,392
Macquarie Bank Ltd.	3,015,855	—	—	—	3,015,855
Merrill Lynch & Co., Inc.	3,853,762	(184,080)	—	—	3,669,682
Morgan Stanley	3,636,952	(1,632,674)	—	—	2,004,278
Royal Bank of Scotland	2,646,245	—	—	—	2,646,245
Societe Generale	3,303,546	—	—	—	3,303,546
UBS AG	790,263	—	—	—	790,263
Wells Fargo Bank	4,678,202	—	—	—	4,678,202
	$ 44,137,379	$ (12,718,079)	$ —	$ —	$ 31,419,300
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (g)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$ 816,979	$ (816,979)	$ —	$ —	$ —
BNP Paribas	4,179,737	(3,811,243)	(368,494)	—	—
Canadian Imperial Bank of Commerce	7,099,803	(4,993,880)	(2,105,923)	—	—
Citigroup, Inc.	882,940	—	(882,940)	—	—
Goldman Sachs & Co.	957,783	(957,783)	—	—	—
JPMorgan Chase Securities, Inc.	321,440	(321,440)	—	—	—
Merrill Lynch & Co., Inc.	184,080	(184,080)	—	—	—
Morgan Stanley	1,632,674	(1,632,674)	—	—	—
	$ 16,075,436	$ (12,718,079)	$ (3,357,357)	$ —	$ —

(g) The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended June 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $579,028,285 and $486,808,164, respectively. Purchases and sales of U.S. Treasury obligations aggregated $1,050,706,762 and $749,988,054, respectively.

For the year ended June 30, 2017, transactions for written options on commodity indices and futures contracts were as follows:

	Contract Amount/ Contracts	Premiums
Outstanding, beginning of period	12,600	$ 22,661,374
Options written	400,005,200	8,375,143
Options bought back	(14,400)	(20,810,091)
Outstanding, end of period	400,003,400	$ 10,226,426

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to October 1, 2016, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Over $1.5 billion of such net assets	.825%

Effective October 1, 2016, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Next $1 billion of such assets	.825%
Over $2.5 billion of such net assets	.800%

Accordingly, for the year ended June 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.87% of the Fund's average daily net assets.

For the period from July 1, 2016 through October 31, 2016 (and through May 31, 2017 for Class R6), the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.30%
Class C	2.05%
Class R6	.95%
Class S	1.10%
Institutional Class	.99%

For the period from November 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.35%
Class C	2.10%
Class S	1.15%
Institutional Class	.99%

Effective June 1, 2017 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.99% for Class R6 shares.

For the period from June 5, 2017 (commencement of operations) through March 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 1.35% for Class T shares.

For the year ended June 30, 2017 and for the period from June 5, 2017 (commencement of operations) through June 30, 2017 for Class T shares, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 172,483
Class T	1
Class C	36,354
Class R6	11,501
Class S	351,166
Institutional Class	4,025,964
$ 4,597,469

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2017, the Administration Fee was $2,595,011, of which $221,768 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2017 and for the period from June 5, 2017 (commencement of operations) through June 30, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2017
Class A	$ 16,579	$ 4,230
Class T	1	1
Class C	2,352	643
Class R6	4,091	1,919
Class S	25,128	5,358
Institutional Class	53,999	16,700
	$ 102,150	$ 28,851

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of C shares. For the year ended June 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2017
Class C	$ 216,975	$ 16,559

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2017 and for the period from June 5, 2017 (commencement of operations) through June 30, 2017 for Class T shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2017	Annual Rate
Class A	$ 304,788	$ 66,486.24%
Class T	2	2.25%
Class C	71,996	17,537.25%
	$ 376,786	$ 84,025

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2017 aggregated $17,733.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended June 30, 2017, the CDSC for the Fund's Class C shares was $8,973. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2017, DDI received $5,251 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2017, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $27,830, of which $11,018 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2017.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, commodity-linked structured notes and options and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended June 30, 2017		Year Ended June 30, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,074,876	$ 70,600,830	7,260,353	$ 84,983,380
Class T*	919	10,000	—	—
Class C	941,000	9,945,991	810,193	8,654,841
Class R6	861,410	10,193,117	357,571**	4,573,091**
Class S	21,406,880	249,500,404	20,256,040	243,428,209
Institutional Class	79,144,379	926,709,862	173,320,814	1,993,201,402
		$ 1,266,960,204		$ 2,334,840,923
Shares issued to shareholders in reinvestment of distributions
Class A	626,688	$ 7,224,361	10,723	$ 127,125
Class T*	.1	1	—	—
Class C	141,288	1,472,902	—	—
Class R6	42,256	492,516	.95**	12**
Class S	1,580,128	18,425,123	49,054	591,522
Institutional Class	11,862,161	138,657,474	346,797	4,241,966
		$ 166,272,377		$ 4,960,625
Shares redeemed
Class A	(6,844,363)	$ (78,563,692)	(6,773,798)	$ (79,135,520)
Class B	—	—	(8,257)***	(87,768)***
Class C	(914,475)	(9,487,103)	(886,481)	(9,435,562)
Class R6	(52,909)	(611,623)	(12.50)**	(158)**
Class S	(14,642,650)	(171,565,214)	(17,812,925)	(209,704,305)
Institutional Class	(53,923,390)	(638,882,332)	(33,702,172)	(401,966,496)
		$ (899,109,964)		$ (700,329,809)
Redemption fees		$ 14,509		$ 15,747
Net increase (decrease)
Class A	(142,799)	$ (737,622)	497,278	$ 5,977,496
Class T*	919	10,001	—	—
Class B	—	—	(8,257)***	(87,768)***
Class C	167,813	1,931,823	(76,288)	(780,711)
Class R6	850,757	10,074,011	357,559**	4,572,945**
Class S	8,344,358	96,367,853	2,492,169	34,324,612
Institutional Class	37,083,150	426,491,060	139,965,439	1,595,480,912
		$ 534,137,126		$ 1,639,487,486

* For the period from June 5, 2017 (commencement of operations of Class T) to June 30, 2017.

** For the period from June 1, 2016 (commencement of operations of Class R6) to June 30, 2016.

*** For the period from July 1, 2015 to February 10, 2016 (see Note A).

H. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds for the year ended June 30, 2017 is as follows:

Affiliate	Value ($) at 6/30/2016	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 6/30/2017
Deutsche Variable NAV Money Fund	15,109,435	125,025	—	—	130,642	15,231,423
Deutsche Central Cash Management Government Fund	166,126,979	2,148,936,428	2,224,372,963	—	865,017	90,690,444
Total	181,236,414	2,149,061,453	2,224,372,963	—	995,659	105,921,867

Report of Independent Registered Public Accounting Firm

To the Board of the Trustees of Deutsche Securities Trust and Shareholders of the Deutsche Enhanced Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Enhanced Commodity Strategy Fund (the "Fund") as of June 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, transfer agent, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts August 25, 2017	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2017 to June 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class T*	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 935.80	$ 1,000.10	$ 931.60	$ 936.80	$ 936.70	$ 936.70
Expenses Paid per $1,000**	$ 6.48	$ .96	$ 10.06	$ 4.61	$ 5.52	$ 4.75
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/17	$ 1,018.10	$ 1,018.10	$ 1,014.38	$ 1,020.03	$ 1,019.09	$ 1,019.89
Expenses Paid per $1,000**	$ 6.76	$ 6.76	$ 10.49	$ 4.81	$ 5.76	$ 4.96

* For the period from June 5, 2017 (commencement of operations of Class T) to June 30, 2017.

** Expenses (hypothetical expenses if Class T had been in existence from January 1, 2017) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Deutsche Enhanced Commodity Strategy Fund	1.35%	1.35%	2.10%	.96%	1.15%	.99%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 35% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Enhanced Commodity Strategy Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages an institutional account comparable to the Fund, but that Deutsche AM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult. The Board noted that, in connection with the 2011 and 2016 contract renewal process, DIMA agreed to implement a new management fee breakpoint.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	96	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	99	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	96	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	96	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	96	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	96	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	96	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	96	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	96	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	96	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	96	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Address: 345 Park Avenue, New York, New York 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKSTX	SKCRX	SKSRX	SKIRX
CUSIP Number	25159L 877	25159L 380	25159L 851	25159L 844	25159L 836
Fund Number	485	1785	785	2085	817

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SKRRX
CUSIP Number	25159L 448
Fund Number	1685

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Enhanced Commodity Strategy Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$104,265	$3,000	$0	$0
2016	$98,515	$0	$0	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$52,339	$0
2016	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$52,339	$0	$52,339
2016	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Commodity Strategy Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	8/29/2017